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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2000


                          NABISCO GROUP HOLDINGS CORP.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                        1-10215              13-349-0602
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
Incorporation or Organization)                               Identification No.)

             1301 Avenue of the Americas
                 New York, New York                             10019
      (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 258-5600
              (Registrant's telephone number, including area code)


                                      None
         (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 5.   Other Events.

     See the attached press release dated March 13, 2000 announcing the Company's adoption of a Stockholder Rights Plan.

     ITEM 7(c).  Exhibits.

     99.1 Press Release dated March 13, 2000 announcing adoption of a Stockholder Rights Plan.

                                       1

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NABISCO GROUP HOLDINGS CORP.

Dated: March 14, 2000
                                      By: /s/ James A. Kirkman
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                                         Name:  James A. Kirkman, III
                                         Title: Senior Vice President,
                                                General Counsel and Secretary